Q1 2020 Financial Results May 7, 2020 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic; actions taken by governmental authorities to contain the COVID-19 pandemic or treat its impact; the impact of the COVID-19 pandemic on our financial condition, results operations, liquidity and capital resources; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 19 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slide 18. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc.

Summary Results See footnotes on page 19 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD $582 million Current Liquidity Financial Results Capitalization Loan Portfolio 1.6x Debt-to-Equity Ratio1 $1.1 billion Current Unencumbered Loan Assets2 Net interest income of $74.7 million Net loss available to common stockholders of ($131.2) million, or ($0.86) per diluted share of common stock Operating Earnings3 of $62.7 million, or $0.40 per diluted share of common stock Common stock dividend of $0.40 per share in Q1 2020 Secured ~$750 million of asset-level financing in Q1 on pre COVID-19 market terms Entered into new secured credit facility agreement with Barclays Bank PLC to finance US based assets Extended secured credit facility agreement with Deutsche Bank for two years to March 2023 Nearest corporate debt maturity of August 2022 Total loan portfolio of $6.4 billion Weighted average unlevered all-in yield4,a of 6.7% 95% of loans have floating interest rates 82% of US floating-rate loans have in-the-money LIBOR floors as of May 6, 2020 Liquidity Ended quarter with over $582 million in cash on hand and $8 million of approved and undrawn credit capacity As of May 6, 2020, cash on hand of $567 million and $15 million of approved and undrawn credit capacity As of May 6, 2020, unencumbered loan assets of $1.1 billion

Financial Summary

Income Statement	
($ and shares in mm, except for per share data)	***Three Months ended March 31, 2020***
Net interest income	$74.7
Net (loss) available to common stockholders	(131.2)
Diluted weighted average shares of common stock outstanding	153.9
Net (loss) per diluted share of common stock[5]	**($0.86)**
Operating Earnings[3]	62.7
Diluted weighted average shares of common stock outstanding – Operating Earnings	156.0
Operating Earnings[3] per diluted share of common stock	**$0.40**

Book Value per Share[6] Roll Forward



$16.03
($0.24)
$0.13
$15.92
($0.98)
$14.94
($0.42)
$14.52
BVPS (12/31/2019)
Impact from Interest Rate Swap
Book Value Accretion
BVPS (3/31/2020) Prior to CECL Allowances
Specific CECL Allowance ($150mm)
BVPS (3/31/2020) Prior to General CECL Allowance
General CECL Allowance ($64mm)
BVPS (3/31/2020)

Specific CECL Allowance BV Impact	
	Per Share
Urban Predevelopment	(0.62)
Hotel	(0.21)
Retail Center	(0.13)
Residential-for-sale: inventory	(0.02)
Specific CECL Allowance	**($0.98)**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

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Business Update Portfolio Update April interest payments were strong (~99% received)a Majority of sponsors are well capitalized institutional investors Assets predominately located in gateway cities across the United States and Western Europe Only securities in portfolio are two single-asset, single-borrower CMBS totaling $68 million, neither of which are financed Prudent Balance Sheet Management Benefits From Apollo Affiliation Continue to maintain strong liquidity position and ended quarter with over $582 million in cash on hand, $8 million of approved and undrawn credit capacity, and $1.2 billion of unencumbered loan assets Active dialogue with all secured credit facility providers Sold interests in three construction loans to entities managed by an affiliate of the Manager subsequent to quarter end, generating $88 million of liquidity (weighted average sale price of 98.9% of par) and eliminating $173 million of future funding commitments Apollo has over 30 years of experience managing through multiple market cycles and disruptions Coordinated efforts with respect to management of financing relationships Access to real-time data and market information across Apollo’s platform Industry veteran Daniel Ho recently joined to oversee commercial real estate debt asset management a) Excludes loans on non-accrual

Capital Structure Overview See footnotes on page 19 Capital Structure Detail Capital Structure Composition ($ in mm) $2,296 $3,557 $496 $575 $169 8 10 11 9 12 ~42% Secured Credit Facilities Look-Through LTVa ~67% W.A. Advance Rate Across Secured Credit Facilities 1.6x Debt to Equity Ratio1 2.3x Fixed Charge Coverage7 Secured Credit Facilities Common Equity Book Value Convertible Notes Term Loan B Preferred Stock Based on origination LTV’s of collateral assets; for impaired loans assumes 100% LTV

Liquidity as of 3/31/20 See footnotes on page 19 Liquidity ($ in mm) Current Liquidity as of 5/6/20 Operating cash flow $1.1 billion of unencumbered loan assets Loan repayments and amortization ($1.3 billion of final maturities through 202110,13) Additional Sources of Liquidity Cash on hand Approved & Undrawn Credit Capacity a Includes proceeds from recent loan sales Represents amounts approved and undrawn under secured credit facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts b

Q1 Investment Activity Outstanding Portfolio 16 ($ in mm) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Total increase in General and Specific CECL Allowances on funded portfolio was $208 million, including $30.9 million from adoption of the CECL standard on January 1, 2020 See footnotes on page 19 Key Highlights of Q1 2020 Activity $562 million Commitments to 3 New Loans (100% floating-rate mortgages) 5.0% Weighted Average Unlevered All-in Yield4,a 59% Weighted Average Loan-to-Value (“LTV”)17

Q1 Investment and Repayment Activity & Subsequent Events See footnotes on page 19 Summary of New Investments Summary of Repayments and Sales Subsequent Events $290.0 million ($169.1 million of which was funded at closing) of a $580.0 million floating-rate mortgage loan secured by an office tower in Long Island City, NY £168.5 million ($220.6 million)18 of a £206.5 million ($270.3 million)18 floating-rate mortgage loan (all of which was funded at closing) secured by an office building in Central London, UK $51.4 million floating-rate mortgage loan secured by a multifamily property in Cleveland, OH $87.0 million repayment of a floating-rate mortgage loan secured by a hotel in Detroit, Michigan £62.7 million ($81.2 million)18 sale of a subordinate construction loan secured by a mixed-use property in Central London, UK $42.4 million in partial loan repayments, $41.6 million of which were from floating-rate mortgage loans and $0.8 million of which were from subordinate loans $87.6 million from the sale proceeds of interests in three construction loans to entities managed by an affiliate of the Manager (weighted average sale price of 98.9% of par), eliminating $172.6 million of future funding commitments $56.2 million in add-on fundings, $54.8 million of which were for mortgage loans and $1.4 million of which were for subordinate loans, with $20.4 million in expected secured credit facility advances (36% of fundings)a $3.7 million in partial loan repayments, $3.6 million of which were from mortgage loans and $0.1 million of which were from subordinate loans Subject to, in certain cases, approval of lender

($ in mm) 3/31/2020 12/31/2019 Number of Loans 75 Loans 72 Loans Total Investments, net $6,431 $6,375 Invested Net Equity, at Cost20 $2,874 $3,280 Weighted Average Unlevered All-in Yield on Loan Portfolio4,a 6.7% 7.4% Weighted Average Remaining Fully-Extended Term13 3.3 Years 3.3 Years Weighted Average Portfolio Risk Rating13 3.1 3.0 Loan Position by Invested Net Equity at Amortized Cost Loan Portfolio Overview See footnotes on page 19 Loan Position at Amortized Cost 19 19 a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD

New York City 36% West 11% Midwest 9% Southeast 8% Southwest 3% Northeast 2% Loan Portfolio Diversification See footnotes on page 19 ($ in mm) 12 Other US includes the following geographies: Southwest (3%), Northeast (2%), and Mid-Atlantic (1%) Other property types include the following property types: multifamily (5%), industrial (4%), mixed use (3%), and retail center (1%) Note: Map does not show locations where percentages are 1% or lower Italy 2% United Kingdom 21% Spain 4% Germany 3% b

See footnotes on page 19 Senior Loan Portfolio Overview (Page 1 of 2) 10, 13 ($ in mm) Subsequent to quarter end, 39% of loan was sold Loan was sold subsequent to quarter end b 21 21 a

See footnotes on page 19 Senior Loan Portfolio Overview (Page 2 of 2) Loan was sold subsequent to quarter end ($ in mm) 10, 13 a 21 21 21 21 12

Subordinate Loan19 Portfolio Overview In the form of a single-asset, single-borrower CMBS ($ in mm) See footnotes on page 19 10, 13 21 a a 22 22 12 12

Future Fundings and Maturities Profile See footnotes on page 19 Fully Extended Loan Maturities10,13 ($ in mm) Expected Future Fundings23,a May – December 2020 Sold interests in three construction loans subsequent to quarter end, eliminating $173 million of future funding commitments $1.2 billion in expected gross future fundings beyond 2020: 99% Mortgage; 1% subordinate Construction Costs Carry Costs TI / LC Does not include funding obligations on loans sold subsequent to quarter end; net of $4.8 million gross add-on fundings completed since 5/1/2020 Associated with tenant improvement & leasing commissions Includes interest fundings Subject to, in certain cases, approval of lender d b c ($ in mm)

Appendix

(in thousands - except share data) March 31, 2020 December 31, 2019 f Assets: Cash and cash equivalents $582,138 $452,282 Commercial mortgage loans, net (a)(b) 5,413,627 5,326,967 Subordinate loans and other lending assets, net (b) 1,016,991 1,048,126 Other assets 103,869 52,716 Derivative assets, net 57,561 — Loan proceeds held by servicer — 8,272 Total Assets $7,174,186 $6,888,363 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $16,917 and $17,190 in 2020 and 2019, respectively) $3,539,925 $3,078,366 Convertible senior notes, net 562,571 561,573 Senior secured term loan, net (net of deferred financing costs of $6,960 and $7,277 in 2020 and 2019, respectively) 487,117 487,961 Accounts payable, accrued expenses and other liabilities (c) 123,376 100,712 Derivative liabilities 50,018 19,346 Payable to related party 10,268 10,430 Total Liabilities $4,773,275 $4,258,388 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 153,740,547 and 153,537,296 shares issued and outstanding in 2020 and 2019, respectively 1,537 1,535 Additional paid-in-capital 2,820,643 2,825,317 Accumulated deficit (421,337) (196,945) Total Stockholders’ Equity $2,400,911 2,629,975 Total Liabilities and Stockholders’ Equity $7,174,186 $6,888,363 Consolidated Balance Sheets Includes $5,282,741 and $4,852,087 pledged as collateral under secured debt arrangements in 2020 and 2019, respectively Net of $265,254 CECL Allowance in 2020, comprised of $206,981 Specific CECL Allowance and $58,273 General CECL Allowance. Net of $56,981 provision for loan loss in 2019. Includes $6,059 of General CECL Allowance related to unfunded commitments on our loans in 2020.

(in thousands - except share and per share data) Three months ended March 31, 2020 March 31, 2019 Net interest income: Interest income from commercial mortgage loans $81,855 $78,286 Interest income from subordinate loans and other lending assets 34,018 40,839 Interest expense (41,205) (36,295) Net interest income $74,668 $82,830 Operating expenses: General and administrative expenses (includes equity-based compensation of $4,263 and $3,901 in 2020 and 2019, respectively) (6,531) (6,151) Management fees to related party (10,268) (9,613) Total operating expenses ($16,799 ) ($15,764) Other income 760 518 Specific CECL Allowance (150,000) — General CECL Allowance (33,465) — Foreign currency gain (loss) (37,949) 6,894 Gain (loss) on foreign currency forwards (includes unrealized gains (losses) of $62,436 and ($14,895) in 2020 and 2019, respectively) 70,491 (6,720) Unrealized loss on interest rate swap (35,548) — Net income (loss) ($127,842 ) $67,758 Preferred dividends (3,385) (6,835) Net income (loss) available to common stockholders ($131,227 ) $60,923 Net income (loss) per basic share of common stock ($0.86 ) $0.45 Net income (loss) per diluted share of common stock ($0.86 ) $0.43 Basic weighted-average shares of common stock outstanding 153,948,191 134,607,107 Diluted weighted-average shares of common stock outstanding 153,948,191 164,683,086 Dividend declared per share of common stock $0.40 $0.46 Consolidated Statements of Operations

(in thousands - except share and per share data) Three months ended Three months ended Operating Earnings3: December 31, 2019 March 31, 2020 March 31, 2019 Net income (loss) available to common stockholders $68,517 ($131,227 ) $60,923 Adjustments: Equity-based compensation expense 3,813 4,263 3,901 Unrealized loss on interest rate swap (8,950) 35,548 — (Gain) loss on foreign currency forwards 43,044 (70,491) 6,720 Foreign currency (gain) loss, net (39,830) 37,949 (6,894) Realized gains relating to interest income on foreign currency hedges, net 290 256 418 Realized gains relating to forward points on foreign currency hedges, net 3,237 2,171 2,431 Amortization of the convertible senior notes related to equity reclassification 743 754 909 Provision for loan losses and impairments — 183,465 — Total adjustments: 2,347 193,915 7,485 Operating Earnings3 $70,864 $62,688 $68,408 Weighted-average diluted shares - Operating Earnings Weighted-average diluted shares – GAAP 182,070,345 153,948,191 164,683,086 Weighted-average unvested RSUs 1,809,871 2,007,242 1,849,564 Reversal of hypothetical conversion of the Notes (28,533,271) - (30,075,979) Weighted-average diluted shares - Operating Earnings 155,346,945 155,955,433 136,456,671 Operating Earnings3 Per Share $0.46 $0.40 $0.50 Computation of Share Count for Operating Earnings3 Basic weighted-average shares of common stock outstanding 153,948,191 134,607,107 Weighted-average unvested RSUs 2,007,242 1,849,564 Weighted-average diluted shares - Operating Earnings 155,955,433 136,456,671 Reconciliation of GAAP Net Income to Operating Earnings3 See footnotes on page 19

Footnotes

1. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants.
2. Represents loan assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain 1.25x our unencumbered assets, which is comprised of unencumbered loan assets, cash and other assets. Includes impact of recent loan sales in May.
3. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders' equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see slide 18 for a reconciliation of GAAP net income to Operating Earnings. Beginning with the quarter ended December 31, 2018, we modified our definition of Operating Earnings to include the impact from forward points on our foreign currency hedges, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts may not be included in GAAP net income in the same period as this adjustment. Generally these amounts would be included in prior period GAAP net income as unrealized gains on forward currency contracts.
4. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging.
5. Refer to our 10-Q financials for the calculation of our net income (loss) per diluted share of common stock.
6. Book value per share of common stock is common stockholders' equity divided by shares of common stock outstanding.
7. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends.
8. Unless otherwise noted, represents outstanding principal balance or liquidation preference.
9. Debt balance includes GBP & EUR converted to USD using applicable March 31, 2020 spot rate.
10. Assumes exercise of all extension options.
11. Subsequent to March 31, 2020, we terminated an interest rate swap that had fixed LIBOR at 2.12%.
12. Amounts and percentages may not foot due to rounding.
13. Based on loan amortized cost.
14. For loans closed prior to Q1 2020.
15. Excludes $6.1 million General CECL Allowance on unfunded commitments included in Accounts Payable, Accrued Expenses and Other Liabilities in the condensed consolidated balance sheet as of March 31, 2020.
16. Includes foreign currency appreciation/depreciation, PIK interest, and the accretion of loan costs and fees.
17. Based on origination LTV's of collateral assets; for impaired loans assumes 100% LTV.
18. Conversion to USD on date of funding.
19. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans.
20. Invested Net Equity, at Cost is the amortized cost of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer.
21. Amortized cost for these loans is net of the recorded provisions for loan losses and impairments.
22. Both loans are secured by the same property.
23. Future funding dates and amounts are based upon the Manager's estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results.

APOLLO | Commercial Real Estate Finance

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